CALPIAN, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheets at September 30, 2013 and March 31, 2013, and the unaudited pro forma condensed combined statements of operations for the six months ended September 30, 2013, and for the year ended March 31, 2013 presented herein are based on the historical financial statements of Calpian, Inc. (“Calpian”), Digital Payment Processing Limited (“DPPL”) and My Mobile Payments Limited (“MPPL”) after giving effect to Calpian’s acquisition of a majority of the DPPL common stock and its variable interest entity MMPL (“the Acquisition”) on January 6, 2014 (the "Acquisition Date"). Collectively, DPPL, MMPL, and MMPL’s wholly-owned subsidiary, Payblox Technology (India) Private Limited (“Payblox”), operate the Money-on-Mobile Enterprise.

The unaudited pro forma condensed combined financial information gives effect to our acquisition of DPPL and MMPL based on the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information. The unaudited condensed combined pro forma balance sheet data assumes that the Acquisition took place on September 30, 2013 and March 31, 2013, respectively, and included in the combined unaudited consolidated balance sheets of Calpian and DPPL and MPPL as of September 30, 2013 and March 31, 2013, respectively.

The unaudited pro forma condensed combined statement of operations data, for the six months ended September 30, 2013 and the year ended March 31, 2013, combine the historical unaudited consolidated statement of operations of Calpian, MMPL and DPPL. The unaudited pro forma condensed combined statement of operations data for the six months ended September 30, 2013 give effect to the Acquisition as if it occurred on April 1, 2013. The unaudited pro forma condensed combined statement of operations data for the year ended March 31, 2013 give effect to the Acquisition as if it occurred on April 1, 2012.

The unaudited pro forma condensed combined financial statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of the purchase price to the acquired assets and assumed liabilities of DPPL and MMPL. The final allocation of the purchase price will be determined after the completion of the acquisition and will be based upon actual net tangible and intangible assets acquired as well as liabilities assumed. Any change in the fair value of the net assets of DPPL and MMPL will change the amount of the purchase price allocable to goodwill. Additionally, changes in DPPL’s and MMPL’s working capital subsequent to the pro forma balance sheets presented, including the results of operations through the date the transaction is completed, will change the amount of goodwill recorded. Final purchase accounting adjustments may differ materially from the pro forma adjustments presented here.

The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma condensed combined financial data also do not include any integration costs, cost overlap or estimated future transaction costs, except for fixed contractual transaction costs that the companies expect to incur as a result of the acquisition. In addition, as explained in more detail in the notes to the unaudited pro forma condensed combined financial statements, the acquisition date fair values of the identifiable assets acquired and liabilities assumed reflected in the unaudited pro forma condensed combined financial statements are subject to adjustment to reflect, among other things, the actual closing date, and may vary significantly from the actual amounts that will be recorded upon completion of the acquisition method accounting.

The historical financial information has been adjusted to give effect to events that are directly attributable to the Acquisition, factually supportable and, with respect to the statements of operations, expected to have a continuing impact on the results of the combined company. The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and accompanying notes of DPPL and MMPL (See Form 8-K filed on April 9, 2015), and Calpian’s historical financial statements and accompanying notes appearing in its periodic SEC filings including the Company’s Annual Report on Form 10-KT for the year ended March 31, 2013, and its Quarterly Report on Form 10-Q for the three and six months ended September 30, 2013. The adjustments that are included in the following unaudited pro forma combined financial statements are described in Note 3 below, which includes the numbered notes that are marked in those financial statements.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2013

	Calpian	DDPL	MMPL	Elimination Adjustments	Money-on-Mobile	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash and equivalents	$862,397	$16,377	$209,138	$—	$225,515	$(1,175,000)	(1)	$(87,088)
Accounts Receivable, Restricted cash and other	1,609,665	411,113	264,423	—	675,536	—		2,285,201
Inventory	—	—	2,383,465	—	2,383,465	—		2,383,465
Total current assets	2,472,062	427,490	2,857,026	(1,511,256)	1,773,260	(1,175,000)		3,070,322
Property and equipment and other	409,440	1,632,501	811,519	—	2,444,020	—		2,853,460
Residual portfolios	12,424,827	—	—	—	—	—		12,424,827
Equity investments	8,942,260	—	224,190	—	224,190	(8,942,260)	(2)	224,190
Deferred financing costs	973,252	—	—	—	—	—		973,252
Goodwill	—	—	—	—	—	15,458,190	(3)	15,458,190
Other intangible assets, at cost	39,115	655,849	468,619	—	1,124,467	—		1,163,582
Total assets	$25,260,956	$2,715,840	$4,361,354	$(1,511,256)	$5,565,938	$5,340,930		$36,167,824

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$1,549,022	$556,770	$966,568	$—	$1,523,338	$—		$3,072,360
Related party payables	636,613	—	—	—	—	—		636,613
Total current liabilities	2,185,635	556,770	966,568	—	1,523,338	—		3,708,973
Long-term debt	18,208,901	—	—	—	—	—		18,208,901
Other non-current	—	—	1,532,513	(1,511,256)	21,257	—		21,257
Total liabilities	20,394,536	556,770	2,499,081	(1,511,256)	1,544,595	—		21,939,131
Shareholders' Equity
Common stock	28,214	7,695,329	1,313,951	(1,313,951)	7,695,329	(7,695,329)	(4)	28,214
Additional paid-in capital	20,718,999	—	—	—	—	—	(5)	20,718,999
Accumulated deficit	(13,192,436)	(5,536,259)	548,322	(548,322)	(5,536,259)	5,536,259	(6)	(13,192,436)
Cumulative other comprehensive income	(2,688,357)	—	—	—	—	—		(2,688,357)
Equity attributable to Calpian, Inc. shareholders	4,866,420	2,159,070	1,862,274	(1,862,274)	2,159,070	(2,159,070)		4,866,420
Non controlling interest	—	—	—	1,862,274	1,862,274	7,500,000	(7)	9,362,274
Total shareholders' equity	4,866,420	2,159,070	1,862,274	—	4,021,344	5,340,930		14,228,694
Total liabilities and shareholders' equity	$25,260,956	$2,715,840	$4,361,354	$(1,511,256)	$5,565,938	$5,340,930		$36,167,824
See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended September 30, 2013

	Calpian	DDPL	MMPL	Elimination Adjustments	Money-on-Mobile		Pro Forma Adjustments	Ref	Pro Forma Combined
Revenues
Residual portfolios	$11,714,601	$—	$—	$—	$—		$—		$11,714,601
Processing fees	2,042,499	—	—	—	—		—		2,042,499
Money-on-Mobile	—	—	85,255,853	(952,000)	84,303,853		—		84,303,853
Other	905,878	122,156	—	(122,156)	—		—		905,878
Total revenues	14,662,978	122,156	85,255,853	(1,074,156)	84,303,853		—		98,966,831
Cost of revenues
Residual portfolio amortization	1,657,160	—	—	—	—		—		1,657,160
Interchange fees	5,717,298	—	—	—	—		—		5,717,298
Processing and servicing	3,142,948	—	—	—	—		—		3,142,948
Money-on-Mobile	—	—	83,945,082	—	83,945,082		—		83,945,082
Other	118,008	—	—	—	—		—		118,008
Total cost of revenues	10,635,414	—	83,945,082	—	83,945,082		—		94,580,496
Gross profit	4,027,564	122,156	1,310,772	(1,074,156)	358,772		—		4,386,336
General and administrative expenses	5,536,421	2,397,007	924,708	(1,074,156)	2,247,559				7,783,980
Operating loss	(1,508,857)	(2,274,851)	386,064	—	(1,888,787)	#	—		(3,397,644)
Other income / (expenses)
Interest expense	1,516,313	—	3,350	—	3,350		—		1,519,663
Equity investment loss	1,785,741	—	—	—	—		(1,785,741)	(8)	—
Other	401,313	—	—	—	—		—		401,313
Net income (loss) before income taxes	(5,212,224)	(2,274,851)	382,714	—	(1,892,137)		1,785,741		(5,318,620)
Income tax expense (benefit)	—	—	136,339	—	136,339		—		136,339
Net income ( loss )	(5,212,224)	(2,274,851)	246,374	—	(2,028,477)		1,785,741		(5,454,960)
Net income (loss) attributable to non controlling interest	—	—	—	246,374	246,374		(1,100,573)	(9)	(854,199)
Net income (loss) attributable to Calpian, Inc. shareholders	$(5,212,224)	$(2,274,851)	$246,374	$(246,375)	$(2,274,851)		$2,886,314		$(4,600,761)

Net loss per share, basic and diluted	$(0.20)						$0.02	(10)	$(0.18)
Weighted average number of shares outstanding, basic and diluted	25,818,568						27,368	(10)	25,845,936
See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2013

	Calpian	DDPL	MMPL	Elimination Adjustments	Money-on-Mobile	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash and equivalents	$585,717	$9,786	$381,351	$—	$391,137	$(4,339,000)	(1)	$(3,362,146)
Accounts receivable, restricted cash and other	838,772	234,360	437,439	(8,178)	663,620	—		1,502,392
Inventory	24,999	18,188	1,157,236	—	1,175,424	—		1,200,423
Total current assets	1,449,488	262,334	1,976,026	(8,178)	2,230,182	(4,339,000)		(659,330)
Property and equipment and other	604,963	1,028,059	265,663	(889,632)	404,090	—		1,009,053
Residual portfolios	11,328,992	—	—	—	—	—		11,328,992
Equity investments	8,291,207	—	252,563	—	252,563	(8,291,207)	(2)	252,563
Deferred financing costs	540,210	—	—	—	—	—		540,210
Goodwill	2,341,928	—	—	—	—	20,486,924	(3)	22,828,852
Other intangible assets, at cost	184,948	868,676	611,414	—	1,480,090	—		1,665,038
Total assets	$24,741,736	$2,159,070	$3,105,665	$(897,810)	$4,366,924	$7,856,717		$36,965,377

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$694,686	$657,422	$873,094	$(23,111)	$1,507,405	$—		$2,202,091
Related party payables	393,589	—	—	—	—	—		393,589
Current portion of long-term debt	1,100,000	—	—	—	—	—		1,100,000
Total current liabilities	2,188,275	657,422	873,094	(23,111)	1,507,405	—		3,695,680
Long-term debt	17,159,220	—	—	—	—	—		17,159,220
Other non-current	—	—	920,232	(874,699)	45,532	—		45,532
Total liabilities	19,347,495	657,422	1,793,326	(897,810)	1,552,938	—		20,900,433
Shareholders' Equity
Common stock	23,916	5,446,197	944,466	(944,466)	5,446,197	(5,446,197)	(4)	23,916
Additional paid-in capital	14,159,576	—	—	—	—	1,858,365	(5)	16,017,941
Accumulated deficit	(8,790,446)	(3,944,549)	367,872	(367,872)	(3,944,549)	3,944,549	(6)	(8,790,446)
Cumulative other comprehensive income	1,195	—	—	—	—	—		1,195
Equity attributable to Calpian, Inc. shareholders	5,394,241	1,501,648	1,312,339	(1,312,339)	1,501,648	356,717		7,252,606
Non controlling interest	—	—	—	1,312,339	1,312,339	7,500,000	(7)	8,812,339
Total shareholders' equity	5,394,241	1,501,648	1,312,339	—	2,813,987	7,856,717		16,064,945
Total liabilities and shareholders' equity	$24,741,736	$2,159,070	$3,105,665	$(897,810)	$4,366,925	$7,856,717		$36,965,377
See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended March 31, 2013

	Calpian	DDPL	MMPL	Elimination Adjustments	Money-on-Mobile	Pro Forma Adjustments		Pro Forma Combined
Revenues
Residual portfolios	$3,411,029	$—	$—	$—	$—	$—		$3,411,029
Processing fees	895,334	—	—	—	—	—		895,334
Money-on-Mobile	—	—	119,607,786	(852,506)	118,755,280	—		118,755,280
Other	57,906	249,166	—	(249,166)	—	—		57,906
Total revenues	4,364,269	249,166	119,607,786	(1,101,672)	118,755,280	—		123,119,549
Cost of revenues
Residual portfolio amortization	1,037,171	—	—	—	—	—		1,037,171
Processing and servicing, and other	720,005	—	—	—	—	—		720,005
Money-on-Mobile	—	—	117,719,160	—	117,719,160	—		117,719,160
Total cost of revenues	1,757,176	—	117,719,160	—	117,719,160	—		119,476,336
Gross profit	2,607,093	249,166	1,888,626	(1,101,672)	1,036,120	—		3,643,213
General and administrative expenses
Salaries and wages	1,088,864	1,078,340	211,432	—	1,289,773	—		2,378,637
Selling, general and administrative	2,248,264	2,374,679	985,279	(1,101,672)	2,258,286	—		4,506,550
Depreciation and amortization	8,298	231,715	143,075	—	374,790	—		383,088
Total general and administrative	3,345,426	3,684,734	1,339,786	(1,101,672)	3,922,849	—		7,268,275
Operating loss	(738,333)	(3,435,568)	548,840	—	(2,886,728)	—		(3,625,061)
Other income / (expenses)
Interest expense	2,632,931	—	250	—	250	—		2,633,181
Equity investment loss / (gain)	822,143	—	—	—	—	(822,143)	(8)	—
Net loss before income taxes	(4,193,407)	(3,435,568)	548,590	—	(2,886,978)	822,143		(6,258,242)
Income tax expense (benefit)	—	—	197,979	—	197,979	—		197,979
Net income (loss)	(4,193,407)	(3,435,568)	350,611	—	(3,084,957)	822,143		(6,456,221)
Net income (loss) attributable to non controlling interest	—	—	—	350,611	350,611	(1,504,779)	(9)	(1,154,168)
Net income (loss) attributable to Calpian, Inc. shareholders	$(4,193,407)	$(3,435,568)	$350,611	$(350,611)	$(3,435,568)	$2,326,922		$(5,302,053)

Net loss per share, basic and diluted	$(0.19)					$(0.03)	(10)	$(0.22)
Weighted average number of shares outstanding, basic and diluted	22,640,735					1,927,954	(10)	24,568,689
See notes to unaudited pro forma condensed combined financial information

CALPIAN, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Pro Forma Presentation
The unaudited pro forma condensed combined balance sheet as of March 31, 2013 and September 30, 2013 combines our historical condensed consolidated balance sheet with the historical condensed balance sheet of DPPL and MMPL and has been prepared as if our acquisition had occurred on March 31, 2013. The unaudited pro forma condensed combined statements of income for the six months ended September 30, 2013 and for the year ended March 31, 2013 combine our historical condensed consolidated statements of income with DPPL's and MMPL's historical statements of operations and have been prepared as if the acquisition had occurred on April 1, 2012. The historical financial information is adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the proposed acquisition, (2) factually supportable, and (3) with respect to the condensed combined statements of income, expected to have a continuing impact on the combined results.
We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the Acquisition Date. Goodwill as of the Acquisition Date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.
The pro forma adjustments described below were developed based on Calpian management’s assumptions and estimates, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed from DDPL and MMPL based on preliminary estimates of fair value. The final purchase consideration and the allocation of the purchase consideration will differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.
The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the combined company would have been had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial information does not reflect any integration activities or cost savings from operating efficiencies, synergies, asset dispositions or other restructurings that could result from the acquisition.

2. Purchase Price

In March 2012, the Company began acquiring common stock of Digital Payments Processing Limited (“DPPL”), a newly-organized company based in Mumbai, India.  During 2012, DPPL entered into a services agreement with My Mobile Payments Limited (“MMPL”), an entity that shares common ownership with DPPL and is also based in Mumbai, India.  Collectively, DPPL, MMPL, and MMPL’s wholly-owned subsidiary, Payblox Technology (India) Private Limited (“Payblox”), operate the Money-on-Mobile enterprise.  On January 6, 2014, the Calpian, Inc. acquired a majority of the common stock of DPPL, obtaining control of DPPL and, through DPPL’s services agreement, obtaining control of MMPL. Prior to obtaining control in January 2014, Money-on-Mobile was accounted for an equity method investment.

The acquisition of DPPL was accounted for as an acquisition of an ongoing business in accordance with ASC Topic 805 - Business Combinations (“ASC 805”), where the Company was treated as the acquirer and the acquired assets and assumed liabilities was recorded by the Company at their estimated fair values. The aggregate purchase price consisted of 3,679,440 shares of the Calpian’s common stock with a value of approximately $5.8 million and cash payments totaling $9.8 million totaling $15.3 million for a 56.2% equity interest in DPPL The purchase price consideration was paid as

		Calpian Common Shares
Year Ended	Cash	Shares	Amount	Total
March 31, 2012	$1,250,000	—	$—	$1,250,000
March 31, 2013	4,216,000	2,430,770	3,646,155	7,862,155
March 31, 2014	4,339,000	1,248,670	1,858,365	6,197,365
	$9,805,000		$5,504,520	$15,309,520

The pro forma condensed combined balance sheet as of September 30, 2013 and March 31, 2013 reflects the following allocation of the total purchase price to DPPL’s and MMPL’s net tangible, with the residual allocated to Goodwill for our pro forma presentation.
3. Pro Forma Adjustments

The pro forma condensed combined financial statements are based upon the historical consolidated financial statements of Calpian, DPPL and MPPL and certain adjustments which Calpian believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual adjustments will likely differ from the pro forma adjustments. The pro forma condensed combined financial statements were prepared using the acquisition method of accounting for the business combination. As discussed above, the purchase price allocation is considered preliminary at this time. However, Calpian believes that the preliminary purchase price allocation and other related assumptions utilized in preparing the pro forma condensed combined financial statements provide a reasonable basis for presenting the pro forma effects of the Acquisition.

The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet and statements of operations:

1.	Represents cash consideration paid subsequent to September 30, 2013 and March 31, 2013.

2.	Represents elimination of carrying value of equity investment in DPPL.

3.	Represents the residual allocation of the total purchase price to DPPL’s and MMPL’s net tangible to Goodwill for our pro forma presentation.

4.	Represents the pro forma adjustment to eliminate DPPL’s equity upon combination.

5.	Represents the issuance of 1,248,670 shares of Calpian common stock issued on April 8, 2013 related to the acquisition of DPPL common shares.

6.	Represents the elimination of DPPL’s accumulated deficit upon combination.

7.	Represents the estimated fair value of the non-controlling interest of DPPL as of January 5, 2014.

8.	Represents the pro forma adjustment related to earnings (loss) related to the equity investment in DPPL.

9.	Represents the pro forma adjustment to reflect the net income (loss) attributable to the non-controlling interest of 43.8%.

10.	Represents the pro forma adjustment to reflect the weighted average number of shares outstanding and earnings per share as if the 3,679,440 shares were issued prior to the earliest period presented.